UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                             ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2006

                             WYNN RESORTS, LIMITED
             (Exact name of registrant as specified in its charter)

             Nevada                                000-50028                              46-0484987
 (State or other jurisdiction of           (Commission File Number)          (I.R.S. Employer Identification No.)
         incorporation)

                                             WYNN LAS VEGAS, LLC
                              (Exact name of registrant as specified in its charter)

             Nevada                                333-98369                              88-0494878
 (State or other jurisdiction of           (Commission File Number)          (I.R.S. Employer Identification No.)
         incorporation)

       3131 Las Vegas Boulevard South
              Las Vegas, Nevada                                                              89109
(Address of principal executive offices of each registrant)                               (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         The information set forth under Item 8.01 of this report is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The information set forth under Item 8.01 of this report is incorporated herein by reference.

Item 8.01.        Other Events.

         On March 31, 2006, the lenders under the Wynn Las Vegas, LLC ("WLV") credit agreement approved the budget, plans and specifications for Encore at Wynn Las Vegas. WLV expects to start construction of Encore in the second quarter of 2006 and to open Encore to the public by the end of 2008. As previously disclosed, the project budget for Encore is approximately $1.74 billion. WLV expects that the remaining proceeds from its First Mortgage Notes, together with availability under its credit facilities and cash flow from operations, will be sufficient to pay for expenditures of up to $1.52 billion on the Encore project without incurring additional debt or receiving additional capital contributions from Wynn Resorts, Limited ("WRL"). Project costs exceeding $1.52 billion are currently expected to be financed with up to $100.0 million of additional indebtedness permitted under the Indenture governing our First Mortgage Notes and/or contributions from WRL.

         In connection with the approval of the Encore budget, plans and specifications, on March 31, 2006, WRL executed and delivered a Commitment to Pay Project Costs (the "Commitment") in favor of the lenders under the WLV credit agreement and the trustee for WLV's First Mortgage Notes. The Commitment requires WRL to pay project costs for Encore to the extent that WLV is otherwise unable to pay for such costs. The maximum obligation under the Commitment is $215,300,000, subject to downward adjustment, from time to time, to the extent other funds become available to pay for Encore project costs.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 4, 2006

                                            Wynn Resorts, Limited



                                            By:   /s/ John Strzemp
                                                -------------------------------
                                                 John Strzemp
                                                 Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 4, 2006

                                            WYNN LAS VEGAS, LLC

                                            By: Wynn Resorts Holdings, LLC, its
                                                   sole member

                                            By: Wynn Resorts, Limited, its sole
                                                  member


                                            By:   /s/ John Strzemp
                                                -------------------------------
                                                 John Strzemp
                                                 Chief Financial Officer